Exhibit 99.1
COMMUNITY HEALTH SYSTEMS TO NOMINATE FULL SLATE OF
INDEPENDENT DIRECTORS FOR ELECTION AT TENET’S 2011 ANNUAL MEETING

Proposes 10 Highly Qualified Nominees to Represent Best Interests of Tenet Shareholders
FRANKLIN, Tenn. (January 14, 2011) — Community Health Systems, Inc. (NYSE: CYH) (“CHS”) today announced it has given the required notice to Tenet Healthcare Corporation (NYSE: THC) that it intends to nominate a full slate of 10 independent director nominees for election to Tenet’s Board of Directors at its 2011 Annual Meeting. Tenet has delayed the meeting until November 3, 2011, and its entire Board is up for reelection.
     Wayne T. Smith, chairman, president and chief executive officer of CHS, said, “By just saying no to our 40 percent premium offer, installing a poison pill with a 4.9 percent trigger, and delaying the 2011 Annual Meeting for six months — instead of entering good-faith discussions with us — Tenet’s highly paid Board has clearly demonstrated its entrenchment. Tenet shareholders deserve better. Accordingly, we have today taken the first step in running a full slate of 10 highly qualified independent directors to replace the existing Tenet Board. If elected, these directors will act in the best interest of Tenet’s shareholders and carefully evaluate the value-creation opportunity represented by the CHS offer.”
     On December 9, 2010, CHS made public an offer to acquire Tenet for $6.00 per share, including $5.00 per share in cash and $1.00 per share in CHS common stock. The offer represents a premium of 40 percent over Tenet’s unaffected stock price. The offer was made in a letter to Tenet’s Board of Directors on November 12, 2010, and rejected by Tenet on December 6, 2010.
Nominees
     CHS intends to nominate the following slate of 10 highly qualified independent candidates for election to Tenet’s Board of Directors, along with four alternate candidates:
     Thomas M. Boudreau — Mr. Boudreau, 59, was most recently executive vice president, law and strategy of Express Scripts, Inc. and previously served as senior vice president and general counsel of Express Scripts, where he played a lead role in negotiating major acquisitions and developed and implemented corporate governance and disclosure policies mandated by the Sarbanes-Oxley Act and NASDAQ requirements. Mr. Boudreau holds a B.A. from Maryville University, where he serves as chairman of the board of trustees, and a J.D. from St. Louis University School of Law.
     Duke K. Bristow, Ph.D. — Dr. Bristow, 53, is an expert in corporate governance and corporate finance. He is an economist at the Marshall School of Business at the University of Southern California and also has an academic appointment at the Henry Samueli School of Engineering at the University of California, Los Angeles. Prior to his academic career, Dr. Bristow spent 10 years at Eli Lilly & Company, holding management positions in the pharmaceutical, medical device and diagnostic divisions and in corporate finance. Dr. Bristow is a member of the board of directors of Landec Corporation and the National Association of Corporate Directors, Southern California Chapter. He previously served on the board of Arena Pharmaceuticals. He holds a Ph.D. in financial economics from UCLA, an MBA from Indiana University and a B.S. in chemical engineering from Purdue University.

CHS to Nominate Full Slate of Independent Directors For Election at Tenet’s 2011 Annual Meeting

January 14, 2011
     John E. Hornbeak — Mr. Hornbeak, 63, is an executive in residence in the Department of Healthcare Administration at Trinity University. He has 40 years of experience as a healthcare executive, most recently serving as president and chief executive officer of the Methodist Healthcare System of San Antonio, and holding previous executive appointments at Methodist Hospital, Humana Hospital-San Antonio and Humana Hospital-Huntsville. He holds a Master’s degree in health care administration from the University of Alabama in Birmingham and a B.A. from Birmingham-Southern College.
     Curtis S. Lane — Mr. Lane, 53, is a veteran M&A Healthcare Investment Banker, with a distinguished career spanning three decades at Evercore Capital Partners, Bear Stearns, and Smith Barney, Harris Upham & Co. He is currently Senior Managing Director of MTS Health Partners, LP, a merchant bank providing advisory and investment services to healthcare organizations, and is a member of the board and Executive Committee of PENN Medicine, the health system and medical school of the University of Pennsylvania            Mr. Lane presently serves as a Director of Alliance Healthcare Services, Novis Pharmaceuticals, LLC, Senior Home Care, Inc. and Surgical Care Affiliates, LLC. He formerly served on the board of IASIS Healthcare Corporation. He holds a B.S. in Economics from the University of Pennsylvania and an MBA from The Wharton School.
     Douglas E. Linton — Mr. Linton, 63, has a deep background in pharmaceutical and biotech consulting and is currently a self-employed consultant through DEL International, LLC, a pharmaceutical channel management consulting company. He was previously an executive advisor on trade and distribution to the Campbell Alliance Group and performed consulting work for ValueCentric LLC. Mr. Linton served on the board of Bradley Pharmaceuticals as chairman of the nominating and corporate governance committees. He holds an MBA from Carnegie-Mellon University and a B.A. in economics from the College of Wooster.
     Peter H. Rothschild — Mr. Rothschild, 55, has been involved in both investment and merchant banking for approximately 30 years and is currently managing member of Daroth Capital LLC. He was previously a managing director at Dresdner Kleinwort Wasserstein and its predecessor firm, Wasserstein Perella, head of the Natural Resources Group at Bear Stearns, and head of the Industrial Group at Drexel Burnham Lambert. He is currently a member of the board of Wendy’s/Arby’s Group, interim chairman of the board of Deerfield Capital Corp., and has served on the boards of Rexnord Corporation, MAG Aerospace and Wendy’s International. Mr. Rothschild graduated from Tufts University with a B.S. degree in mechanical engineering and holds an MBA from Harvard Graduate School of Business Administration.
     John A. Sedor — Mr. Sedor, 66, is president, chief executive officer and a director of CPEX Pharmaceuticals, Inc. Previously, Mr. Sedor held executive positions at companies including Bentley Pharmaceuticals, the Sandoz division of Novartis AG, Rhone-Poulenc Rorer, Revlon Health Care and Parke-Davis. Mr. Sedor holds a B.S. in pharmacy and chemistry from Duquesne University and has studied strategic marketing at Northwestern University’s Kellogg Graduate School of Management and Harvard Business School.
     Steven J. Shulman — Mr. Shulman, 59, currently serves as a senior advisor to Warburg Pincus and is an operating partner at Water Street Healthcare Partners and Tower Three Partners. Previously, he was chairman and chief executive officer of Magellan Health Services. Prior to that, he was founder and chairman and chief executive officer of Internet Healthcare Group and chairman, president and chief executive officer of Prudential Healthcare, Inc. In addition, Mr. Shulman co-founded Value Health, Inc. and has worked at CIGNA HealthPlan and at Kaiser Permanente. Mr. Shulman serves on numerous Boards, including CareCentrix, Access MediQuip, Health Plan Holdings, HealthMarkets, Digital Insurance and Broadlane. He has a B.A. in economics and a Master’s in health services administration from SUNY at Stony Brook. He also completed the advanced management program at Stanford University Graduate School of Business.

CHS to Nominate Full Slate of Independent Directors For Election at Tenet’s 2011 Annual Meeting

January 14, 2011
     Daniel S. Van Riper — Mr. Van Riper, 70, has over four decades of corporate finance, accounting and strategic planning experience and currently serves as an independent financial consultant. He was previously senior vice president and chief financial officer of Sealed Air Corporation. Before that, Mr. Van Riper, a certified public accountant, was a partner at KPMG where he worked with hospitals, assisted living centers, pharmaceutical and biotech companies, nursing home chain and home health and other service provider clients. He received his B.S. degree in accounting with honors and an MBA in economics and finance from Rutgers University. He is a member of the board of directors of Hubbell Incorporated and 3D Systems Corporation and a former director of Millennium Chemicals Inc., New Brunswick Scientific Co., Inc., Globecomm Systems Inc. and DOV Pharmaceutical, Inc.
     David J. Wenstrup — Mr. Wenstrup, 46, is currently working with the Clinton Climate Initiative advising governments on solar energy policy and assisting them in developing and financing large solar parks. Previously, Mr. Wenstrup was a managing director at Warburg Pincus and a consultant with The Boston Consulting Group. Mr. Wenstrup is a former member of the board of Medical Staffing Network. He received his B.S. degree in electrical engineering from Northwestern University in 1987 and his M.S. degree in management and electrical engineering from Massachusetts Institute of Technology, Sloan School of Management.
     The alternate candidates will be:
     James O. Egan — Mr. Egan, 62, is a senior executive with broad-based international business experience across multiple industries through a combination of Board governance, principal investing, active ownership of investee companies, and hands-on chief financial officer experience. Mr. Egan currently serves as non-executive chair of PHH Corporation. Previously, he was managing director, Global Private Equity at Investcorp International, Inc., and has served on a number of boards, including CSK Auto Corporation, Harborside Healthcare Corporation, Jostens, Neptune Technology Group, Inc., SI Corporation, Stratus Technologies, Werner Holding Co. and Independent Wireless One. A former CPA, Mr. Egan received a B.S. in accounting from St. John’s University.
     Jon Rotenstreich — Mr. Rotenstreich, 67, is the managing partner of RF Partners, a financial advisory and investment firm, and a founding principal of Bayer Properties Inc., a national real estate development company. Mr. Rotenstreich has had a diverse 40-year career as a senior executive in financial service and insurance industries, including senior executive positions at TIG Holdings, Inc., Torchmark Corporation, United Investors Management Company and IBM Corporation. He was previously a general partner and managing director of Salomon Brothers. Mr. Rotenstreich is a trustee and member of the executive committee of Montefiore Medical Center and a trustee of WNYC Foundation. He is a graduate of the University of Alabama.
     Gary M. Stein — Mr. Stein, 60, has more than 30 years of experience as a healthcare executive and is currently a principal at the Stein Consultancy, L.L.C. He served as president, chief executive officer and director of Touro Infirmary Health System, chairman of the Metropolitan Hospital Council of Greater New Orleans, diplomat with American College of Health Care Executives and a trustee of the Louisiana Hospital Association. Mr. Stein holds a M.A. in health care administration from George Washington University and a B.A. from Queens College in economics and sociology.
     Larry D. Yost — Mr. Yost, 72, served a four-year term as chairman of the board and chief executive officer of ArvinMeritor, Inc., a $9 billion automotive supplier. Prior to its merger with Arvin, Inc., Mr. Yost served as chairman and chief executive officer of Meritor Automotive Inc. Previously, he was president of Rockwell Automotive. He currently serves as chairman of the board of Kennametal Inc. and Intermec, Inc. and is a former director of Milacron Inc. and Actuant Corporation. Mr. Yost received a bachelor’s degree in industrial management from the Milwaukee School of Engineering and attended Cleveland State and Case Western Reserve universities.

CHS to Nominate Full Slate of Independent Directors For Election at Tenet’s 2011 Annual Meeting

January 14, 2011
     Credit Suisse is acting as financial advisor, Kirkland & Ellis LLP as legal counsel and D. F. King & Co. as proxy solicitor for CHS. Wilmer Cutler Pickering Hale and Dorr LLP is providing legal advice to the nominees.
About Community Health Systems, Inc.
     Located in the Nashville, Tennessee, suburb of Franklin, Community Health Systems, Inc. is the largest publicly traded hospital company in the United States and a leading operator of general acute care hospitals in non-urban and mid-size markets throughout the country. Through its subsidiaries, the Company currently owns, leases or operates 126 hospitals in 29 states with an aggregate of approximately 19,400 licensed beds. Its hospitals offer a broad range of inpatient and surgical services, outpatient treatment and skilled nursing care. In addition, through its subsidiary Quorum Health Resources, LLC, the Company provides management and consulting services to approximately 150 independent non-affiliated general acute care hospitals located throughout the United States.
Forward-Looking Statements
     Any statements made in this news release that are not statements of historical fact, including statements about our beliefs and expectations, including any benefits of the proposed acquisition of Tenet Healthcare Corporation (“Tenet”), are forward-looking statements within the meaning of the federal securities laws and should be evaluated as such. Forward-looking statements include statements that may relate to our plans, objectives, strategies, goals, future events, future revenues or performance, and other information that is not historical information. These forward-looking statements may be identified by words such as “anticipate,” “expect,” “suggest,” “plan,” believe,” “intend,” “estimate,” “target,” “project,” “could,” “should,” “may,” “will,” “would,” “continue,” “forecast,” and other similar expressions.
     These forward-looking statements involve risks and uncertainties, and you should be aware that many factors could cause actual results or events to differ materially from those expressed in the forward-looking statements. Factors that may materially affect such forward-looking statements include: our ability to successfully complete any proposed transaction or realize the anticipated benefits of a transaction, our ability to obtain stockholder, antitrust, regulatory and other approvals for any proposed transaction, or an inability to obtain them on the terms proposed or on the anticipated schedule, uncertainty of our expected financial performance following completion of any proposed transaction and other risks and uncertainties referenced in our filings with the Securities and Exchange Commission (the “SEC”). Forward-looking statements, like all statements in this news release, speak only as of the date of this news release (unless another date is indicated). We do not undertake any obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise.
Additional Information
     This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. This presentation relates to a business combination transaction with Tenet proposed by CHS, which may become the subject of a registration statement filed with the SEC. CHS intends to file a proxy statement with the SEC in connection with Tenet’s 2011 annual meeting of shareholders. Any definitive proxy statement will be mailed to shareholders of Tenet. This material is not a substitute for any prospectus, proxy statement or any other document which CHS may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ANY SUCH DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION

CHS to Nominate Full Slate of Independent Directors For Election at Tenet’s 2011 Annual Meeting

January 14, 2011
ABOUT THE PROPOSED TRANSACTION. Such documents would be available free of charge through the web site maintained by the SEC at www.sec.gov or by directing a request to Community Health Systems, Inc. at 4000 Meridian Boulevard, Franklin, TN 37067, Attn: Investor Relations.
Participant Information
     CHS and its directors, executive officers and nominees may be deemed to be participants in the solicitation of proxies in connection with Tenet’s 2011 annual meeting of shareholders. The directors of CHS are: Wayne T. Smith, W. Larry Cash, John A. Clerico, James S. Ely III, John A. Fry, William N. Jennings, M.D., Julia B. North and H. Mitchell Watson, Jr. The executive officers of CHS are: Wayne T. Smith, W. Larry Cash, David L. Miller, William S. Hussey, Michael T. Portacci, Martin D. Smith, Thomas D. Miller, Rachel A. Seifert and T. Mark Buford. The nominees of CHS are: Thomas M. Boudreau, Duke K. Bristow, Ph.D., John E. Hornbeak, Curtis S. Lane, Douglas E. Linton, Peter H. Rothschild, John A. Sedor, Steven J. Shulman, Daniel S. Van Riper, David J. Wenstrup, James O. Egan, Jon Rotenstreich, Gary M. Stein and Larry D. Yost. CHS and its subsidiaries beneficially owned approximately 420,000 shares of Tenet common stock as of January 7, 2011. Additional information regarding CHS’s directors and executive officers is available in its proxy statement for CHS’s 2010 annual meeting of stockholders, which was filed with the SEC on April 9, 2010. Other information regarding potential participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement that CHS intends to file with the SEC in connection with Tenet’s 2011 annual meeting of shareholders.

Media Contacts:	Investor Contacts:

Tomi Galin VP — Corporate Communications 615-628-6607	W. Larry Cash EVP & CFO 615-465-7000

George Sard/Brooke Gordon Sard Verbinnen & Co 212-687-8080	Lizbeth Schuler VP — Investor Relations 615-465-7000